SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2002
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                               Indigo Energy, Inc.
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                 (Exact Name of Registrant as Specified in Charter)

          Delaware                    811-3584                 13-4105842
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        535 Westgate Drive, Napa, California                    94558
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (707) 254-9302
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Item 9.  Regulation FD Disclosure.
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   Pursuant to Form 8-K, General Instructions F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Indigo Energy, Inc.

                                   By:     /s/ Scott Kostiuk
                                          -------------------------------------
                                          Scott Kostiuk
                                          Secretary and Treasurer

Dated:  May 21, 2002